Exhibit 10.20

AMENDMENT NO. 2 TO SECURED CONVERTIBLE PROMISSORY NOTES

This Amendment No. 2 to Secured Convertible Promissory Notes (this “Amendment”), dated as of May__, 2022 (the “Effective Date”), is by and among Heart Test Laboratories, Inc., a Texas corporation (the “Company”), and the Requisite Noteholders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Notes (as defined below).

WI T N E S S E T H:

WHEREAS, the Company undertook an offering of $1,500,000 of Secured Subordinated Convertible Promissory Notes (each a “Note” and collectively the “Series Notes”) in or around January 2021.

WHEREAS, pursuant to Section 7.8 of each of the Notes, the Company and the Requisite Noteholders may amend the terms of the Notes; and

WHEREAS, the Parties desire to amend the Notes as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

A G R E E M E N T:

1. Amendments to the Notes. Each of the Notes is hereby amended as follows:

(a) Paragraph 1 (e) (iii) of the Note is hereby amended to read, in its entirety, as follows:

“(iii) a public offering of Common Stock; or”

(b) Paragraph 2 (e) (iii) of the Note is hereby amended to read, in its entirety, as follows:

“(iii) a public offering of Common Stock; or”

2. Attachment to Notes. The Company shall deliver a copy of this Amendment to each Holder of a Note, and instruct each such Holder to attach such copy of this Amendment to such Holder’s Note.

3. Miscellaneous.

(a) Except as specifically provided herein and in Amendment No. 1 to Secured Convertible Promissory Note dated as of November 2, 2021, the Notes shall remain in full force and effect.

(b) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. In the event that any signature is delivered by electronic transmission or a facsimile thereof (including a “.pdf” format data file), such signature shall create a valid and binding obligation of the party executing with the same force and effect as if such facsimile were an original signature.

(c) The laws of the State of Texas shall govern this Amendment without regard to principles of conflict of laws

IN WITNESS WHEREOF, the Company and Requisite Noteholders have executed this Amendment as of the Effective Date.

THE COMPANY:

HEART TEST LABORATORIES, INC.

By:
Andrew Simpson, Chairman of the Board, President and Chief Executive Officer

REQUISITE NOTEHOLDERS:
[Note: Only the Holders of at least $750,001 principal amount of the Notes are required to sign]

[NAME OF ENTITY, IF AN ENTITY]

By: _____________________________________
Printed: __________________________________
Title: _____________________________________
Principal Amount of Notes: $__________________

[FOR INDIVIDUALS:]

Signed: ___________________________________

Printed Name: ______________________________

Principal Amount of Notes: $_________________

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